THE HENLOPEN FUND

                               SEMIANNUAL REPORT
                               DECEMBER 31, 1997


To My Fellow Shareholders:

We believe that during the second half of 1997 the stock market lost sight of two basic investment tenets - relative assessment of risk and capital preservation. Even considering the solid domestic fundamentals, it seemed to us that most market valuations were excessive. Further, the stock market seemed relatively oblivious to storm clouds gathering in Southeast Asia. Bob Shrouds, duPont's corporate economist, recently called the crisis a developing case of economic "Bahtulism".

The Henlopen Fund moved to protect its shareholders' assets, selling into what we considered were the particularly heady valuations accorded technology and oil service stocks. Cash levels reached 30%, unusually high for the Fund. The large cash reserve allowed us to wait for more attractive valuations. With whole sectors of the market having moved sharply lower, we believe such valuations are emerging.

Even with such volatility, The Henlopen Fund advanced 15.3% for the six months ending 12/31/97, placing The Henlopen Fund on Investor's Business Daily's list of the top 100 Stock Funds for the second half of 1997. The Henlopen Fund continues to produce solid long-term results with 1, 3 and 5 year annualized returns of 22.6%, 27.1% and 21.0%, respectively and 20.7% since inception on 12/2/92.

Falling interest rates, strong profitability, low inflation, low unemployment, continuing retirement savings flows and a fairly stable geopolitical environment provide a favorable background for equity investment. Looking into 1998, we see evidence that domestic economic growth probably will slow from the pace of 1997. Some earnings forecasts may be too optimistic and could be revised downward. Through all this we continue to search for new opportunities and are beginning to invest our cash reserves. Individual stock research and selection, a disciplined sell strategy and the Fund's manageable size have been advantageous to our shareholders in the past. We expect this to continue.

Sincerely yours,

/s/ Michael L. Hershey

Michael L. Hershey
President

                       MANAGED BY LANDIS ASSOCIATES, INC.

           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT*<F1> IN The Henlopen Fund, S&P 500 Index and Lipper Growth Fund Index

        The Henlopen Fund       S&P 500 Index        Lipper Growth Fund Index
        -----------------       -------------        ------------------------
12/2/92           $10,000             $10,000                         $10,000
12/31/92          $10,010             $10,162                         $10,204
3/31/93           $10,821             $10,604                         $10,507
6/30/93           $11,562             $10,654                         $10,661
9/30/93           $12,450             $10,928                         $11,173
12/31/93          $12,999             $11,179                         $11,426
3/31/94           $12,760             $10,758                         $11,084
6/30/94           $12,126             $10,804                         $10,841
9/30/94           $12,853             $11,332                         $11,373
12/31/94          $12,644             $11,330                         $11,246
3/31/95           $13,583             $12,430                         $12,059
6/30/95           $15,494             $13,613                         $13,349
9/30/95           $17,819             $14,692                         $14,563
12/31/95          $17,453             $15,574                         $14,918
3/31/96           $19,233             $16,409                         $15,691
6/30/96           $21,442             $17,144                         $16,107
9/30/96           $21,024             $17,670                         $16,566
12/31/96          $21,182             $19,141                         $17,627
3/31/97           $20,072             $19,658                         $17,468
6/30/97           $22,519             $23,083                         $20,228
9/30/97           $28,095             $24,811                         $22,301
12/31/97          $25,971             $25,524                         $22,450

*<F1>assumes equal $10,000 investments made on inception date of December 2, 1992.
Past performance is not predictive of future performance. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                            STATEMENT OF NET ASSETS
                         December 31, 1997 (Unaudited)

     SHARES                                                            QUOTED
OR PRINCIPAL                                                           MARKET
     AMOUNT                                                  COST       VALUE
 ----------                                                  -----    -------

LONG-TERM INVESTMENTS -- 72.6% (A)<F3>
COMMON STOCKS -- 71.4% (A)<F3>

              AUTO & TRUCK RELATED -- 1.3%
     18,000   Keystone Automotive
                Industries, Inc.*<F2>                    $390,250    $427,500

              BASIC RESOURCES -- 1.8%
      1,000   Peter Kiewit Sons', Inc.
                CL D*<F2>                                 151,000     148,000
      9,000   USG Corp.*<F2>                              444,357     441,000
                                                       ----------   ---------
                                                          595,357     589,000

              COMMUNICATIONS -- 2.3%
     35,500   Arguss Holdings, Inc.*<F2>                  414,994     514,750
     15,000   Scientific-Atlanta, Inc.                    312,195     251,250
                                                       ----------   ---------
                                                          727,189     766,000

              COMPUTER PERIPHERALS -- 3.6%
     12,000   In Focus Systems, Inc.*<F2>                 404,717     364,500
     60,000   Unisys Corp.*<F2>                           641,312     832,500
                                                       ----------   ---------
                                                        1,046,029   1,197,000

              CONSUMER NON-DURABLES -- 2.3%
     20,000   Action Performance
                Companies Inc.* <F2>                      547,670     757,500

              DISTRIBUTION -- 1.5%
     30,000   D & K Healthcare
                Resources, Inc.*<F2>                      261,250     251,250
     25,000   En Pointe
                Technologies, Inc.*<F2>                   525,272     243,750
                                                       ----------   ---------
                                                          786,522     495,000

              ELECTRONICS/EQUIPMENT MANUFACTURING -- 2.6%
     50,000   Checkpoint Systems, Inc.*<F2>               827,056     875,000

              ENERGY/SERVICES -- 3.7%
     15,000   Crown Central Petroleum
                Corp. Cl B*<F2>                           316,375     304,695
     15,000   Valero Energy Corp.                         494,963     471,570
     30,000   Willbros Group, Inc.*<F2>                   433,425     450,000
                                                       ----------   ---------
                                                        1,244,763   1,226,265

              FINANCIAL SERVICES -- 12.8%
      6,675   CCB Financial Corp.                         481,875     717,562
      8,000   First Union Corp.
                (N.C.)                                    387,000     410,000
      5,000   Fleet Financial Group, Inc.                 325,300     374,690
      9,000   Markel Corp.*<F2>                           797,042   1,405,125
     59,500   Mego Financial Corp.*<F2>                   157,327     275,188
      6,000   Mellon Bank Corp.                           324,360     363,750
     40,000   Philadelphia Consolidated
                Holding Corp.*<F2>                        382,314     710,000
                                                       ----------   ---------
                                                        2,855,218   4,256,315

              HEALTHCARE PRODUCTS -- 5.2%
     25,000   Columbia
                Laboratories, Inc.*<F2>                   421,930     396,875
    100,000   IGEN International, Inc.*<F2>               769,325   1,325,000
                                                       ----------   ---------
                                                        1,191,255   1,721,875

              LEISURE/ENTERTAINMENT -- 8.0%
     35,500   Ambassadors
                International, Inc.*<F2>                  701,097     692,250
     25,000   Dover Downs
                Entertainment, Inc.                       487,065     573,450
     45,375   Steiner Leisure Ltd.*<F2>                   557,188   1,400,953
                                                       ----------   ---------
                                                        1,745,350   2,666,653

              MISCELLANEOUS MANUFACTURING -- 6.5%
     42,200   AIM Safety Company, Inc.*<F2>               525,331     525,095
     20,000   Harmon Industries, Inc.                     528,269     555,000
     35,000   Morrison Knudsen
                Corp.* <F2>                               444,872     341,250
     15,000   MotivePower
                Industries, Inc.*<F2>                     285,900     348,750
     15,000   Westinghouse Air
                 Brake Co.                                386,638     384,375
                                                       ----------   ---------
                                                        2,171,010   2,154,470

              RESTAURANTS -- 1.2%
     70,000   Pizza Inn, Inc.                             342,750     393,750

              RETAILING -- 2.9%
      9,000   Family Dollar Stores, Inc.                  266,742     263,817
     40,000   PETsMART, Inc.*<F2>                         639,250     290,000
     25,500   Schultz Sav-O Stores, Inc.                  212,812     395,250
                                                       ----------   ---------
                                                        1,118,804     949,067

              SEMICONDUCTORS/RELATED -- 3.4%
     40,000   Integrated Circuit
                Systems, Inc.* <F2>                       728,813   1,140,000

              SOFTWARE & RELATED SERVICES -- 9.1%
     77,500   Alydaar Software
                Corp.* <F2>                               867,877   1,220,625
     20,000   American Management
                Systems, Inc.*<F2>                        433,750     390,000
     44,000   ANSYS, Inc.*<F2>                            424,253     319,000
      6,500   Citrix Systems, Inc.*<F2>                   504,563     494,000
    125,000   Communication Intelligence
                Corp.*<F2>                                203,125     164,125
     11,000   Sterling Commerce, Inc.* <F2>               374,660     422,818
                                                       ----------   ---------
                                                        2,808,228   3,010,568

              SPECIALTY CHEMICALS -- 0.8%
     24,000   CFC International, Inc.*<F2>                291,000     282,000

              TRANSPORTATION -- 2.4%
     10,000   Eagle USA Airfreight, Inc.*<F2>             330,750     285,000
     80,000   RailAmerica, Inc.* <F2>                     420,558     515,040
                                                       ----------   ---------
                                                          751,308     800,040

              Total common stocks                     $20,168,572 $23,708,003
                                                       ----------   ---------
REITS    1.2%
     28,000   Imperial Credit Commercial
                Mortgage Investment
                Corp.                                     446,750     409,500
                                                       ----------   ---------
              Total long-term
                investments                            20,615,322  24,117,503
                                                       ----------   ---------

SHORT-TERM INVESTMENTS -- 27.4% (A)<F3>
              VARIABLE RATE DEMAND NOTES
 $1,550,000   American Family
                Financial Services                      1,550,000   1,550,000
  1,550,000   General Mills, Inc.                       1,550,000   1,550,000
  1,351,363   Johnson Controls, Inc.                    1,351,363   1,351,363
  1,550,000   Pitney Bowes Credit Corp.                 1,550,000   1,550,000
  1,550,000   Warner-Lambert Company                    1,550,000   1,550,000
  1,550,000   Wisconsin Electric
                Power Company                           1,550,000   1,550,000
                                                       ----------   ---------
              Total short-term
                 investments                            9,101,363   9,101,363
                                                       ----------   ---------
              Total investments                       $29,716,685  33,218,866
                                                       ==========

              Liabilities, less cash and
                receivables (0.0%) (A)<F3>                            (7,987)
                                                                   ----------
              NET ASSETS                                          $33,210,879
                                                                   ==========

              Net Asset Value Per Share
                ($0.01 par value unlimited
                shares authorized), offering
                and redemption price
                ($33,210,879 / 2,244,480
                shares outstanding)                                    $14.80
                                                                       ======

 *<F2>Non-income producing security.
(a)<F3>Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

                            STATEMENT OF OPERATIONS
              For the Period Ending December 31, 1997 (Unaudited)

INCOME:
  Dividends                                                           $47,252
  Interest                                                            115,347
                                                                   ----------
  Total income                                                        162,599
                                                                   ----------
EXPENSES:
  Investment management fees                                          167,747
  Administrative services                                              31,873
  Transfer agent fees                                                  17,905
  Professional fees                                                    13,411
  Registration fees                                                     9,433
  Printing and postage expense                                          6,029
  Custodian fees                                                        5,714
  Amortization of organizational expenses                               4,663
  Other expenses                                                        2,845
                                                                   ----------
  Total expenses                                                      259,620
                                                                   ----------
NET INVESTMENT LOSS                                                  (97,021)
                                                                   ----------
NET REALIZED GAIN ON INVESTMENTS                                    3,030,157
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              1,470,307
                                                                   ----------
NET GAIN ON INVESTMENTS                                             4,500,464
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $4,403,443
                                                                     ========

                      STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending December 31, 1997 (Unaudited) and for the Year Ended
                              June 30, 1997

                                                DECEMBER 31, 1997 JUNE 30, 1997
                                                ----------------- ------------
OPERATIONS:
 Net investment loss                                    $(97,021)  $(213,538)
 Net realized gain on investments                       3,030,157   2,692,198
 Net increase (decrease) in unrealized
   appreciation on investments                          1,470,307   (894,714)
                                                      -----------  ----------
  Net increase in net assets resulting
   from operations                                      4,403,443   1,583,946
                                                      -----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net realized gains
   ($3.3103 and $2.14451 per share, respectively)     (6,305,849) (3,623,419)
                                                      -----------  ----------
  Total distributions                                 (6,305,849)(3,623,419)*
                                                                         <F4>
                                                      -----------  ----------
FUND SHARE ACTIVITIES:
 Proceeds from shares issued (97,136 and
   381,696 shares, respectively)                        1,679,243   5,709,834
 Net asset value of shares issued in
   distributions (411,192 and 256,417
   shares, respectively)                                6,072,409   3,537,970
 Cost of shares redeemed (94,397 and 351,595
   shares, respectively)                              (1,617,388) (5,201,112)
                                                      -----------  ----------
  Net increase in net assets derived from
   Fund share activities                                6,134,264   4,046,692
                                                      -----------  ----------
  TOTAL INCREASE                                        4,231,858   2,007,219
NET ASSETS AT THE BEGINNING OF THE PERIOD              28,979,021  26,971,802
                                                      -----------  ----------
NET ASSETS AT THE END OF THE PERIOD                   $33,210,879 $28,979,021
                                                      ===========  ==========

*<F4>Total distributions include $2,731,317 of ordinary income, of which 3% is eligible for the corporate dividends received deduction.

The accompanying notes to financial statements are an integral part of these statements.

                              FINANCIAL HIGHLIGHTS
 (Selected data for each share of the Fund outstanding throughout each period)


                                                           (UNAUDITED)                                           FOR THE
                                                               FOR THE                                        PERIOD FROM
                                                         PERIOD ENDING          FOR THE YEARS ENDED JUNE 30,    12/2/92*<F5>
                                                              12/31/97      1997      1996      1995      1994 to 6/30/93
                                                         -------------     -----    ------    ------     ----- ----------
  Net asset value, beginning of period                          $15.83    $17.47    $14.68    $11.67    $11.55    $10.00
  Income from investment operations:
  Net investment loss (a)<F8>                                   (0.02)    (0.08)    (0.05)    (0.11)    (0.07)    (0.02)
  Net realized and unrealized gains on investments                2.30      0.58      5.10      3.31      0.64      1.58
                                                               -------    ------   -------   -------   -------   -------
  Total from investment operations                                2.28      0.50      5.05      3.20      0.57      1.56
  Less distributions:
  Dividend from net investment income                               --        --        --        --        --    (0.01)
  Distributions from net realized gains                         (3.31)    (2.14)    (2.26)    (0.19)    (0.45)        --
                                                               -------    ------   -------   -------   -------   -------
  Total from distributions                                      (3.31)    (2.14)    (2.26)    (0.19)    (0.45)    (0.01)
                                                               -------    ------   -------   -------   -------   -------
  Net asset value, end of period                                $14.80    $15.83    $17.47    $14.68    $11.67    $11.55
                                                               =======   =======   =======   =======   =======    ======

TOTAL INVESTMENT RETURN                                       15.3%***<F7>  5.0%     38.4%     27.8%      4.9%   28.5%**<F6>

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's $)                        33,211    28,979    26,972    11,685     6,798     1,062
  Ratio of expenses (after reimbursement) to average
    net assets (b)<F9>                                          1.5%**<F6>  1.6%      1.8%      2.0%      2.0%    2.0%**<F6>
  Ratio of net investment loss to average net assets (c)<F10> (0.6)%**<F6>(0.7)%    (1.3)%    (1.2)%    (1.3)%  (0.7)%**<F6>
  Portfolio turnover rate                                        69.0%    140.6%    177.5%    147.8%     63.0%     54.0%
  Average commission rate paid (d)<F11>                        $0.0561   $0.0578        --        --        --        --

*<F5>Commencement of Operations.
**<F6>Annualized.
***<F7>Not Annualized.
(a)<F8>Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F9>Computed after giving effect to adviser's expense limitation undertaking.
If the Fund had paid all of its expenses, the ratio would have been 3.0% for the year ended June 30, 1994 and 11.5%**<F6> for the period ended June 30, 1993.
(c)<F10>The ratio of net investment loss prior to the adviser's expense limitation undertaking to average net assets would have been (2.2%) for the year ended June 30, 1994 and (10.2%)**<F6> for the period ended June 30, 1993.
(d)<F11>Disclosure required for fiscal years beginning after September 1, 1995.

The accompanying notes to financial statements are an integral part of this statement.


                         NOTES TO FINANCIAL STATEMENTS
                         December 31, 1997 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

  The following is a summary of significant accounting policies of The Henlopen Fund (the "Fund"), which was organized as a Delaware Business Trust on September 17, 1992 and is registered as an open-end management company under the Investment Company Act of 1940. The Fund commenced operations on December 2, 1992. The investment objective of the Fund is long-term capital appreciation.

  (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Short-term investments are valued at cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of net assets, are the same for Federal income tax purposes.

  (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.

  (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

  (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  (e) The Fund has significant investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

  (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to paid-in capital.

  (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

  The Fund has a management agreement with Landis Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% on the daily net assets of the Fund.

(3)  DISTRIBUTION TO SHAREHOLDERS --

  Net investment income and net realized gains, if any, are distributed to shareholders. On December 29, 1997, the Fund distributed $2,948,606 from net short-term realized gains ($1.5213 per share) and $1,611,782 ($0.8316 per share) from net long-term realized gains. The distributions were paid on December 30, 1997, to shareholders of record on December 26, 1997.

(4)  DEFERRED EXPENSES --

  Organizational expenses were deferred and were amortized on a straight-line basis over a period of five years. These expenses were advanced by the Adviser who was reimbursed by the Fund. The unamortized organizational expenses at December 31, 1997 were $- 0 -.

(5)  INVESTMENT TRANSACTIONS --

  For the period ended December 31, 1997, purchases and proceeds of sales of investment securities (excluding short-term securities) were $19,778,978 and $25,665,630, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

  As of December 31, 1997, liabilities of the Fund included the following:

            Payable to the Adviser for management fees              $27,805
            Other liabilities                                        26,464

(7)  SOURCES OF NET ASSETS --

  As of December 31, 1997, the sources of net assets were as follows:

            Fund shares issued and outstanding                   $31,335,976
            Net unrealized appreciation on investments            3,502,181
            Undistributed net realized gains and losses          (1,530,257)
            Accumulated net investment loss                         (97,021)
                                                                 ----------
                                                                 $33,210,879
                                                                 ===========

  Aggregate net unrealized appreciation as of December 31, 1997, consisted of the following:

            Aggregate gross unrealized appreciation              $5,005,058
            Aggregate gross unrealized depreciation              (1,502,877)
                                                                 ----------
               Net unrealized appreciation                       $3,502,181
                                                                 ==========

                               BOARD OF TRUSTEES

          ROBERT J. FAHEY, JR.
Director of Real Estate Investment Banking
Cushman & Wakefield of Pennsylvania, Inc.
       Philadelphia, Pennsylvania

           MICHAEL L. HERSHEY
   Chairman, Landis Associates, Inc.
      Kennett Square, Pennsylvania

        STEPHEN L. HERSHEY, M.D.
               President,
First State Orthopaedic Consultants, P.A.
            Newark, Delaware

        P. COLEMAN TOWNSEND, JR.
     President/CEO, Townsends, Inc.
          Wilmington, Delaware

           Investment Adviser
        LANDIS ASSOCIATES, INC.


        Independent Accountants
          PRICE WATERHOUSE LLP

       Custodian, Transfer Agent
         FIRSTAR TRUST COMPANY

             Legal Counsel
            FOLEY & LARDNER

                               THE HENLOPEN FUND
                           LONGWOOD CORPORATE CENTER
                                   SUITE 213
                               415 MCFARLAN ROAD
                       KENNETT SQUARE, PENNSYLVANIA 19348
                                 (610-925-0400)

 This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of The Henlopen Fund unless accompanied or preceded by the Fund's current prospectus.